UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 30, 2013

BROADWAY FINANCIAL CORPORATION

 (Exact name of registrant as specified in its charter)

Delaware	000-27464	95-4547287
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5055 Wilshire Boulevard, Suite 500, Los Angeles, California	90036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:    (323) 634-1700

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events.

On October 30, 2013, Broadway Federal Bank, f.s.b. (the “Bank”), the wholly-owned banking subsidiary of Broadway Financial Corporation (“Company”), entered into a Consent Order with the Office of the Comptroller of the Currency (the “OCC”), which superseded the Order to Cease and Desist issued in September 2010 and a prior regulatory directive issued in the spring of 2010 to the Bank by the OCC’s predecessor regulatory agency.  The Consent Order was dated and effective as of October 30, 2013.  A copy of the Consent Order is attached as Exhibit 99.1 to this report on Form 8-K.

The Company issued a press release announcing the execution of the Consent Order described above, a copy of which press release is attached as Exhibit 99.2 to this report on Form 8-K.

Item 9.01      Financial Statements and Exhibits.

99.1	Copy of Consent Order executed October 30, 2013

99.2	Press release dated November 5, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADWAY FINANCIAL CORPORATION

Date: November 5, 2013	By	/s/ Brenda J. Battey
Brenda J. Battey
Chief Financial Officer

EXHIBIT INDEX

99.1	Copy of Consent Order executed October 30, 2013

99.2	Press release dated November 5, 2013